WASATCH FUNDS TRUST

Supplement dated April 24, 2024 to the

Prospectus dated January 31, 2024

	Investor Class	Institutional Class
Wasatch Global Value Fund®	FMIEX	WIESX

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class and Institutional Class shares (the “Prospectus”) for the Wasatch Global Value Fund, dated January 31, 2024. You should retain this Supplement and the Prospectus for the Wasatch Global Value Fund for future reference. Additional copies of each may be obtained free of charge by visiting our web site at wasatchglobal.com or calling us at 800.551.1700.

Effective April 24, 2024, the section entitled “Wasatch Global Value Fund-Summary-Portfolio Management-Portfolio Manager” on page 74 of the Prospectus for the Fund is hereby supplemented with the following:

Portfolio Managers

Nakul Chaturvedi

Associate Portfolio Manager

Since April 24, 2024

Effective April 24, 2024, the disclosure in the portfolio managers table for the Fund in the section entitled “Management-Portfolio Managers” on page 210 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Name of Fund	Portfolio Manager(s)

Global Value Fund	David Powers, CFA Nakul Chaturvedi

Effective April 24, 2024, the section entitled “Management-Portfolio Managers” beginning on page 210 of the Prospectus is hereby supplemented with the following:

Nakul Chaturvedi has been an associate portfolio manager for the Global Value Fund since April 24, 2024. In 2018, he spent part of the year working for the Advisor as a senior equity analyst on the global value research team. Before rejoining the Advisor, Mr. Chaturvedi served as a senior equity research analyst at Brown Brothers Harriman from 2018 to 2024, where he focused on identifying key business drivers and valuations, leading stock selection across various sectors and industries. From 2009 to 2018, he worked as a senior equity research analyst at Voya Investment Management, where he specialized in the consumer sector for U.S. and global strategies. He also worked at Constellation Energy as a manager in the markets, pricing, and structuring group from 2005 to 2009. Mr. Chaturvedi earned a Master of Business Administration from the Stern School of Business at New York University. He also received a Bachelor of Science in Computer Science from North Carolina State University.

WASATCH FUNDS TRUST

Supplement dated April 24, 2024 to the

Statement of Additional Information dated January 31, 2024

	Investor Class	Institutional Class
Wasatch Global Value Fund®	FMIEX	WILCX

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information (the “SAI”) for Investor Class and Institutional Class shares dated January 31, 2024. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at wasatchglobal.com or calling us at 800.551.1700.

Effective April 24, 2024, the table in the section entitled “Portfolio Managers - Management of Other Accounts and Potential Conflicts of Interest” beginning on page 76 of the SAI is hereby supplemented with the following information:

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Global Investors
Nakul Chaturvedi[4]	1	$139,502,363	0	0	1	$2,424,190

1If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

3For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Global Investors
Nakul Chaturvedi[4]	0	0

4Information for Mr. Chaturvedi is as of April 18, 2024.

Effective April 24, 2024, the table in the section entitled “Portfolio Managers - Portfolio Managers Fund Ownership” beginning on page 80 of the SAI is hereby supplemented with the following information:

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Nakul Chaturvedi[1]	Global Value Fund	None

1Information for Mr. Chaturvedi is as of April 18, 2024.